ANNUAL REPORT

                                AUGUST 31, 1997

TEMPLETON FOREIGN FUND

[PHOTO OF SEXTANT]
FRANKLIN TEMPLETON

                                     [LOGO]

                                                            CELEBRATING 50 YEARS

This year marks 50 years of business for Franklin Templeton. Over these years, we have experienced profound changes in technology, regulations and customer expectations within the mutual fund industry. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest in companies and governments around the globe.

In addition, we want to stress that all securities markets move both up and down. Mixed in with the good years can be some bad years. Accordingly, mutual fund share prices also move up and down. Every investor should expect such fluctuations, which can be wide. When markets are going down, as well as up, we encourage investors to maintain a long-term perspective. We thank you for your past support and look forward to serving your investment needs in the years ahead.

[PHOTO OF MARK HOLOWESKO]
MARK HOLOWESKO
Portfolio Manager
Templeton Foreign Fund


Mark Holowesko is the president and portfolio manager of Templeton Foreign Fund, as well as several other Templeton funds. He joined the Templeton organization in 1985 in Nassau, Bahamas, and serves as chief investment officer of equity research worldwide, as well as an officer and director of Templeton Wordwide, Inc. Mr. Holowesko received a B.A. in economics from Holy Cross College and an M.B.A. from Babson College. He is a Chartered Financial Analyst and a former director of the International Society of Financial Analysts.

SHAREHOLDER LETTER

Your Fund's Objective: The Templeton Foreign Fund seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States.

Dear Shareholder:

This annual report of the Templeton Foreign Fund covers the 12 months ended August 31, 1997. We are pleased to announce that the Fund's Class I shares provided a 12-month cumulative total return of 19.55%, as discussed in the Performance Summary on page 8. The unmanaged Morgan Stanley Capital International(R) Europe, Australasia, Far East (MSCI EAFE) Index delivered a total return of 9.36% for the same period.

We have always maintained that value investing relies on a certain amount of faulty, and frequently irrational, stock market reactions, which drive share prices in the short term away from the true worth or value of a corporation. Emotions generally play an important role in most investment mistakes. However, these emotions also create opportunities for investors who accurately determine when stock prices might overly discount negative or positive news and who are willing and patient enough to adopt a long-term perspective. With so many negative reports about Asian equities during the year under review, and a seemingly abundant supply of positive press concerning North America, it is important to rationally analyze the potential impact of this news and recognize the opportunities and risks that exist in today's stock markets.

CONTENTS

Shareholder Letter ..............     1

Interview with
Portfolio Manager .................   6

Performance Summaries
  Class I .........................   8
  Class II ........................  11
  Advisor Class ...................  13

Financial Highlights
and Statement of Investments ......  17

Financial Statements ..............  27

Notes to the Financial Statements..  30

Independent
Auditor's Report ..................  33

Tax Designation ...................  34

[PYRAMID GRAPHIC]

FUND CATEGORY

GLOBAL

GROWTH

GROWTH
& INCOME

INCOME

TAX-FREE INCOME

TOTAL RETURN INDEX COMPARISON
12-Month Performance
(8/31/96 - 8/31/97)

[BAR CHART]

19.55%
Templeton
Foreign Fund
Class 1(1)

9.36%
MSCI
EAFE
Index(2)

1. Fund performance does not include the initial sales charge and represents the change in value of an investment during the period shown. Total return assumes reinvestment of dividends and capital gains at net asset value. The historical data shown above pertain only to Class I shares of the Fund. The Fund offers other classes of shares, subject to different fees and expenses, which affect their performance. Please see the prospectus for more details. Past performance is not predictive of future results.

2. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

MARKET OVERVIEW

First, let us look back on equity market activity during the reporting period. Many financial assets rose in value, with returns in many developed and emerging markets surpassing historical levels. The one exception was Asia, where weak currencies, large problem loans in the banking sector, and above-average overseas borrowing by companies there unsettled the region's equity markets. The mighty "roar" of the Asian "Tigers" was reduced to a "meow," as the Malaysian, Philippine, and Indonesian markets fell more than 25% and the Thai market plummeted 65%.(1) On August 31, 1997, many Asian emerging markets were 30% below their peak levels during the fiscal year, with the Malaysian market 46.4% off its high and Thailand's down 66.2%.(2) China, Hong Kong, and Taiwan were among the few Asian markets that strengthened during the period. Japan, the area's largest economy and equity market, continued its struggle to absorb the financial shock of severe price declines in its real estate sector and stock market during the past four to five years.

Many other emerging-market equity returns were strong during the reporting period. Although the Czech and Polish markets declined, the majority of Eastern European markets appreciated at least 30% to 40%.(3) Latin American markets also strengthened considerably, as improving economies and reduced concerns about financial and currency stability encouraged foreign investment.

In Western Europe, corporate debt levels decreased, management cut work forces, and unions appeared more concerned with negotiating for job security than for higher wages. Many European companies were able to compete on a global basis, and stock markets there generally performed very well.

FUND ACTIVITY

We avoided most of the pitfalls in Asia during the fiscal year. With the exception of Hong Kong, whose stock market rose 30.1%(4), the Fund was substantially underweighted in this region compared with the MSCI EAFE Index. At the beginning of the period, Asian stocks comprised 12.9% of the Fund's total net

1. Price depreciation is measured in U.S. dollars, and includes reinvested dividends.

2. Price depreciation is measured in U.S. dollars.

3. Price appreciation is measured in U.S. dollars, and includes reinvested dividends.

4. Price appreciation is measured in U.S. dollars, and includes reinvested dividends.

assets, with Hong Kong representing over half its exposure. By the end of the period, given the magnitude of price declines, we believed that the region provided opportunity. Therefore, we initiated some new positions and added to our existing holdings, which slightly boosted the Fund's Asian exposure. In our opinion, many of the problems of the area have already been discounted in stock prices, and Asia offers the possibility of strong economic growth, rising standards of living, increased consumption and investment, and rapidly developing capital markets. As these economies have grown and expanded they have become more efficient and competitive, capturing greater industry market share worldwide. In most cases, the economic growth rates of these countries are almost double that of developed nations and could continue, yet equity valuations are in some instances half that of U.S. levels.

PORTFOLIO TURNOVER

Large exposure to strong emerging markets contributed to the Fund's performance during the fiscal year. The markets of Mexico, Argentina and Brazil, in particular, delivered stellar returns. Most of the Fund's holdings in these countries were established after the December 1994 peso crisis had driven equity prices down to what we considered to be attractive levels.

Consistent with our history of low portfolio turnover, we made no significant changes to the Fund's weightings during the 12 months under review. On a regional basis, most of the Fund's adjustments were subtle. For example, our exposure to Asia increased from 12.9% to 13.5% of total net assets and to Latin America from 7.3% to 8.8%, while our exposure to Europe decreased from 43.4% to 41.8%. One major increase was in the United Kingdom (6.2% to 14.1%), where good dividend yields and low price-to-earnings ratios encouraged us to purchase shares in several new companies.

As in all reporting periods, we held some positions that helped and some that hurt the Fund's performance. The stock prices of Philips Electronics NV* (Netherlands) and Telebras-Telecomunicacoes Brasilieras SA, pfd. (Brazil) appreciated considerably during the fiscal year, while those of BICC, a U.K. provider of construction and engineering services, and the W.H. Smith Group, a large book

*A complete listing of all stocks in the portfolio as of August 31, 1997 begins on page 20.

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
8/31/97

[BAR CHART]

            European Stocks.................................  41.8%
            Asian Stocks....................................  13.5%
            Latin American Stocks...........................   8.8%
            Australian & New Zealand Stocks.................   4.1%
            Middle Eastern & African Stocks.................   1.0%
            North American Stocks...........................   0.8%
            Fixed-Income Securities.........................   9.2%
            Short-Term Obligations & Other Net Assets.......  20.8%

TOP 10 EQUITY HOLDINGS
8/31/97

COMPANY
INDUSTRY,                     % OF TOTAL
COUNTRY                       NET ASSETS
----------------------------------------

Philips Electronics NV
Electrical & Electronics,
Netherlands                        1.7%

BG Plc
Utilities - Electric & Gas,
United Kingdom 1.3%

Telebras-Telecomunicacoes
Brasileiras SA, pfd
Telecommunications,
Brazil                             1.3%

Telmex-Telefonos
de Mexico SA, L
Telecommunications,
Mexico                             1.2%

HSBC Holdings Plc
Banking,
Hong Kong                          1.2%

Telefonica de Espana SA
Telecommunications,
Spain                              1.2%

YPF Sociedad Anonima
Energy Sources,
Argentina                          1.1%

British Telecommunications Plc
Telecommunications,
United Kingdom                     1.1%

British Steel Plc
Metals & Mining,
United Kingdom                     1.1%

Telecom Italia SpA
Telecommunications,
Italy                              1.1%

For a complete list of portfolio holdings, please see page 20 of this report.

and newspaper retailer based in the U.K., did not meet our expectations. New additions to the Fund included Deutsche Bank AG, a leading German financial institution with more than 2,400 branches worldwide; Fiat SpA, a major Italian car manufacturer; and BTR Plc., a diversified industrial products company based in the U.K.

This discussion reflects the strategies we employed for the Fund during the 12 months under review, and includes our opinions as of the close of the period. Because economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. All figures shown are as of August 31, 1997, and the Fund's holdings can be expected to change with market developments and management of the portfolio. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

There are, of course, special risks associated with global investing related to market, currency, economic, social, political, and other factors. Emerging markets involve similar but heightened risks, in addition to risks associated with the relatively small size and lesser liquidity of these markets. Although short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong equity market has increased 1,089% in the last 15 years, but has suffered five quarterly declines of more than 20% during that time.(5) These risks and other considerations are discussed in the Fund's prospectus.

(5) Source: Bloomberg. Based on quarterly percentage price change over 15 years ended June 30, 1997.

LOOKING FORWARD

Our investment approach is based on a philosophy comprising four basic principles: the patience to look beyond the emotions of the moment to the longer-term value of a security, the discipline to subject an idea to rigorous and detailed analysis, the courage to think independently, and the common sense to know that share prices become cheap under the pressure of selling, or expensive during periods of "irrational exuberance." We will consistently use this approach in the future in our efforts to protect the Fund's assets and increase profits for our shareholders.

We thank you for your continued investment in the Fund and would like to reaffirm our dedication and commitment to searching the world for the best possible securities for the Fund's portfolio.

Sincerely,

/s/ Mark Holowesko

Mark Holowesko, CFA
President
Templeton Foreign Fund

TOP 10 COUNTRIES
REPRESENTED IN THE FUND*
Equity Investments
8/31/97

               % OF TOTAL
COUNTRY        NET ASSETS
-------------------------

United Kingdom      14.1%

Hong Kong            6.7%

France               5.3%

Sweden               5.0%

Spain                3.9%

Netherlands          3.6%

Mexico               3.2%

Brazil               2.9%

Australia            2.8%

Japan                2.2%

*Does not include investments in U.S. government securities and short-term obligations and other net assets. See portfolio holdings beginning on page 20.

Q&A

THE FOLLOWING IS AN INTERVIEW WITH MARK HOLOWESKO, PORTFOLIO MANAGER OF TEMPLETON FOREIGN FUND:

Q: How do you find an undervalued stock before other investors are aware of its potential?

A: Frequently, investors are aware of a stock's potential, but are unwilling to assume the short-term risks that we are willing to take. One of the main reasons a stock becomes undervalued is the pressure of selling. Investors typically sell a stock because of short-term concerns, believing that these concerns will negatively impact the price of the stock. We try to determine if these considerations are valid or are short term in nature. If we believe this temporary selling creates a long-term opportunity, we will try to purchase the security for long-term returns. This often means we buy too early and initially suffer losses, since it is impossible to predict the bottom of stock prices accurately. Some investors are much more short-term oriented and are reluctant to experience initial losses, so they refrain from looking longer term.

Q: Were there any sectors that performed particularly well for the Fund during the year under review?

A: Financial stocks generally performed very well. Relatively stable interest rates and healthy business conditions provided a favorable environment for these equities. We took advantage of this by selling some of our banking holdings at a profit.

Q: At the end of the reporting period, over six percent of the Fund's total net assets were invested in Hong Kong. How do you think its reversion to Chinese control this past July will affect Hong Kong?

A: We believe there is a better-than-even chance that the transition will be positive in the long term. In a purely selfish way, the Chinese need Hong Kong to prosper. For example, during the 1990s, half of all foreign investment came into China through Hong Kong. There is also a vast amount of trade to China through Hong Kong. Because China "needs" Hong Kong, I believe they will try to maintain its economic strength. However, that is not to say China will make no mistakes there.

Q: Do you think the currency crises experienced by many Asian countries this past summer will have a lasting effect on Asian economies or world financial markets?

A: The currency fluctuations in Asia and their impact are a very interesting topic. Initially, these turbulent currency markets eroded investor confidence in the region, which resulted in billions of dollars in lost wealth and the collapse of some stock markets. Most likely, the long-term impact will be felt both inside and outside Asia. Within Asia, the cost of capital rises. Businesses raise capital to build plants by borrowing money or by issuing stock. If a country's currency loses value, foreign borrowing becomes more expensive because devaluation increases the amount of money needed to repay foreign debt. And if local interest rates are boosted to protect the currency, the cost of borrowing locally rises.

If a business tries to raise capital by issuing stock, and the price of its stock drops, the cost of selling the stock to the public increases. For example, if you want to raise $100 million and your stock priced at $15 declines to $10, you have to issue 50% more shares to obtain the $100 million. If the cost of capital changes in Asia, those industries requiring large amounts of it will experience more difficulty delivering the same level of profits.

On the other hand, devaluation of local currencies makes Asian exports more competitive around the world. Because the U.S. dollar buys more in Asia than it did before this crisis, these products have become cheaper in the U.S. As a result of inexpensive Asian goods entering the U.S. market, domestic companies competing with Asian firms could be subjected to pricing pressures. And U.S. multinational companies could experience sales declines in Asian markets, causing their stock prices to fall.

PERFORMANCE SUMMARY

Class I

Templeton Foreign Fund - Class I produced a cumulative total return of 19.55% for the 12-month period ended August 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge. We have always maintained a long-term perspective when managing the Fund, and encourage shareholders to view their investments in a similar manner. As you can see from the table on page 10, the Fund delivered a cumulative total return of more than 200% for the 10-year period ended August 31, 1997.

The price of the Fund's shares increased $1.43, from $9.97 on August 31, 1996, to $11.40 on August 31, 1997. During this time, shareholders received distributions of 27.5 cents ($0.275) per share in dividend income and 17.5 cents ($0.175) per share in capital gains, of which 14.5 cents ($0.145) represented long-term gains and 3 cents ($0.03) represented short-term gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

The graph on the following page compares the performance of the Fund's Class I shares over the past ten years with that of the unmanaged Morgan Stanley Capital International(R) Europe, Australasia, Far East (MSCI EAFE) Index, which includes approximately 1,000 companies representing the stock markets of 20 countries including Germany, France, Australia, New Zealand, and Japan. It also shows the Fund's performance versus the Consumer Price Index (CPI), a commonly used measure of inflation. Please remember that the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Past performance is not predictive of future results.

CLASS I
Total Return Index Comparison
$10,000 Investment (8/31/87 - 8/31/97)


                Templeton           MSCI EAFE     Consumer
               Foreign Fund*         Index**   Price Index***

8/87           9423.228805            10000          10000
9/87           9382.615914           9844.4       10048.57
10/87          7506.092422          8466.84       10075.21
11/87          7323.314657          8552.16       10089.31
12/87          7808.166511          8808.21       10087.75
1/88           7880.181211          8967.47       10112.82
2/88           8213.201127          9567.52       10139.46
3/88           8577.732196         10157.61       10183.33
4/88           8658.739291         10307.09       10235.04
5/88           8753.246996          9978.99       10271.08
6/88           8784.759007          9718.01       10314.95
7/88           8798.260475          10024.9       10357.26
8/88           8595.742738          9375.06       10401.13
9/88           8964.770004          9786.57       10471.64
10/88          9367.575518         10626.23       10506.11
11/88          9505.112853         11261.43       10515.51
12/88          9525.562852         11326.22       10532.75
1/89           10083.84556         11527.83       10586.02
2/89           9955.398179         11589.31       10628.33
3/89           10093.73178         11364.08       10689.44
4/89           10370.41218         11471.72       10759.95
5/89             10157.955         10849.58       10821.06
6/89            10276.5303         10669.35        10847.7
7/89           11106.55831         12011.39       10874.33
8/89           11259.72831         11473.42       10891.57
9/89           11645.09779         11998.17       10926.04
10/89          11297.97123         11518.45       10979.32
11/89          11640.48326         12099.84       11004.39
12/89          12434.16396          12549.2       11021.62
1/90           12460.82953         12084.81       11126.29
2/90           12487.49409         11243.91       11169.85
3/90           12668.77629         10074.87       11213.41
4/90           12386.17609          9997.59       11248.36
5/90           13425.91191         11141.39       11265.75
6/90           13548.55221         11045.93       11335.48
7/90           14113.73635         11204.37       11387.81
8/90            13100.6661         10119.37        11483.7
9/90           11970.28155          8712.03       11562.21
10/90          12167.54051         10072.33       11640.71
11/90          12076.53122          9481.05       11666.88
12/90          12059.96149          9638.33       11710.44
1/91           12428.02316          9952.79        11781.1
2/91           13279.19107         11022.65       11798.34
3/91            13003.1407         10363.59       11815.58
4/91           13221.66933         10468.37       11832.81
5/91           13434.46981         10580.69       11867.44
6/91            12842.0998          9805.98       11903.64
7/91           13624.25457         10290.43       11920.87
8/91           13630.00028         10083.97        11955.5
9/91           13911.79525         10655.32       12008.78
10/91          13873.99581         10809.03       12026.01
11/91          13665.18535         10307.29       12060.64
12/91          14261.27556         10842.77       12070.04
1/92           14435.79487         10614.52       12087.28
2/92           14672.65822         10237.61       12131.31
3/92            14423.3225          9564.61       12192.42
4/92           14959.37303          9612.11       12209.65
5/92             15800.838         10258.59       12226.89
6/92           15514.12319          9775.58       12270.92
7/92           15108.96661          9528.21       12297.71
8/92           14809.77944         10129.04       12332.34
9/92           14504.36499          9932.48       12366.97
10/92          13999.05199          9414.71          12411
11/92            14058.934             9506       12428.24
12/92          14274.84284          9557.82        12420.4
1/93           14522.80377          9559.67       12481.51
2/93           14857.90038          9851.45       12525.23
3/93           15447.65222         10712.61       12569.57
4/93           15950.28755          11732.3        12604.2
5/93            16325.5959         11983.36       12621.75
6/93             16124.541         11798.92       12639.14
7/93           16499.84936         12214.69       12638.67
8/93           17565.43636         12876.59       12674.24
9/93           17424.69781         12589.75       12700.09
10/93          18374.82859         12980.84       12753.37
11/93          18065.94963         11848.88       12761.83
12/93          19530.20408         12706.95        12761.2
1/94           20434.26025         13784.01       12796.93
2/94           20082.30156         13748.85       12841.43
3/94           19523.31068         13159.12       12885.46
4/94           19854.56483         13720.47        12902.7
5/94           19854.56483          13644.6       12910.53
6/94           19461.19905         13840.76       12954.56
7/94           20185.81898         13977.09       12989.19
8/94           20724.10796         14310.82       13042.46
9/94           20392.85381         13862.97       13077.09
10/94          20676.21472         14328.09       13086.49
11/94          19928.35337         13642.75       13103.73
12/94          19597.96427         13730.96       13103.73
1/95           19264.66639         13207.24       13155.44
2/95           19531.30512         13172.69       13207.93
3/95           19686.84384         13997.77        13251.8
4/95           20353.44172         14527.96       13295.68
5/95           20820.06001         14358.51          13322
6/95           20908.93959         14110.52       13348.32
7/95           21864.39661         14993.08       13348.01
8/95           21375.55789         14424.33       13384.21
9/95           21731.07619         14709.94       13409.43
10/95           21180.2054         14318.22       13453.62
11/95          21413.20962         14720.42       13452.68
12/95          21783.80977         15317.56       13443.91
1/96           22495.69714         15384.18       13522.72
2/96           22685.53634          15439.7       13566.59
3/96           22804.18273         15771.52       13636.63
4/96           23397.42372         16233.93       13689.13
5/96           23634.72102         15939.36       13715.45
6/96           23753.36967         16032.68       13724.22
7/96           23112.66831         15568.01       13750.39
8/96            23658.4512         15606.25       13776.72
9/96           23919.47642         16024.28       13820.59
10/96          24208.91337         15864.72       13864.46
11/96          25120.13364          16500.1       13890.79
12/96           25704.3896          16291.6       13890.79
1/97           26051.74708         15725.31        13934.5
2/97           26324.66929         15986.25       13976.34
3/97           26597.59387         16047.93       14018.33
4/97           26746.45967         16137.38       14032.28
5/97           27639.66394            17191       14018.18
6/97           28582.48936         18143.45       14032.12
7/97           29376.44661         18440.16       14046.22
8/97           28284.75302         17067.01       14074.27

____  Templeton Foreign Fund*    ----  MSCI EAFE Index**  .... Consumer Price
                                                               Index***

                                                                    SINCE
                                                                  INCEPTION
                                   1-YEAR    5-YEAR    10-YEAR    (10/5/82)
---------------------------------------------------------------------------
Average Annual Total Return****    12.68%    12.47%     10.96%      16.53%

THE HISTORICAL PERFORMANCE DATA SHOWN PERTAINS ONLY TO THE FUND'S CLASS I SHARES. THE FUND OFFERS OTHER SHARE CLASSES SUBJECT TO DIFFERENT FEES AND EXPENSES, WHICH AFFECT THEIR PERFORMANCE. PLEASE SEE THE PROSPECTUS FOR MORE DETAILS.

*Performance figures represent the change in value of an investment over the periods shown, and have been restated to include the maximum 5.75% initial sales charge, assuming reinvestment of dividends and capital gains at net asset value. Prior to July 1, 1992, Fund shares were offered at a higher initial sales charge, and on January 1, 1993, the Fund implemented a Rule 12b-1 plan. Such expenses will affect subsequent performance. This was a period of generally rising security prices.

**Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

***Source: U.S. Bureau of Labor Statistics (9/30/97).

****Please see table on page 10.

Past performance is not predictive of future results.

CLASS I
Periods ended 8/31/97

                                                                                   SINCE
                                                                                 INCEPTION
                                              1-YEAR      5-YEAR     10-YEAR     (10/5/82)
------------------------------------------------------------------------------------------
Cumulative Total Return(1)                     19.55%      90.97%     200.14%      938.20%

Average Annual Total Return(2)                 12.68%      12.47%      10.96%       16.53%

Value of $10,000 Investment(3)               $11,266     $18,000     $28,285      $97,828

                                  8/31/93    8/31/94     8/31/95     8/31/96      8/31/97
------------------------------------------------------------------------------------------
One-Year Total Return(4)           18.65%      17.94%       3.14%      10.68%       19.55%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge. See Note below.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 5.75% initial sales charge. See Note below.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the specified periods and include the maximum 5.75% initial sales charge. See Note below.

4. One-year total return represents the change in value of an investment over the one-year periods ended on the dates indicated and does not include the sales charge.

Note: Prior to July 1, 1992, Fund shares were offered at a higher initial sales charge. Thus, actual total returns would have been lower. On January 1, 1993, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

CLASS II

Templeton Foreign Fund - Class II provided a cumulative total return of 18.65% for the 12-month period ended August 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include sales charges.

The price of the Fund's shares increased $1.38, from $9.87 on August 31, 1996, to $11.25 on August 31, 1997. During this time, shareholders received distributions of 22.61 cents ($0.2261) per share in dividend income and 17.5 cents ($0.175) per share in capital gains, of which 14.5 cents ($0.145) represented long-term gains and 3 cents ($0.03) represented short-term gains. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

The graph on the following page compares the performance of the Fund's Class II shares since inception with that of the unmanaged Morgan Stanley Capital International(R) Europe, Australasia, Far East (MSCI EAFE) Index, which includes approximately 1,000 companies representing the stock markets of 20 countries including Germany, France, Australia, New Zealand, and Japan. It also shows the Fund's performance versus the Consumer Price Index (CPI), a commonly used measure of inflation. Please remember that the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Past performance is not predictive of future results.

CLASS II
Total Return Index Comparison
$10,000 Investment (5/1/95 - 8/31/97)

[LINE GRAPH]

                              TEMPLETON           MSCI           CPI
                              FOREIGN FUND-       EAFE
                              CLASS II            INDEX
5/1/95                          $ 9,903           $10,000        $10,000
5/95                            $10,119           $ 9,883        $10,020
6/95                            $10,162           $ 9,713        $10,040
7/95                            $10,617           $10,320        $10,039
8/95                            $10,379           $ 9,929        $10,067
9/95                            $10,541           $10,125        $10,086
10/95                           $10,261           $ 9,856        $10,119
11/95                           $10,386           $10,132        $10,118
12/95                           $10,551           $10,544        $10,111
1/96                            $10,897           $10,589        $10,171
2/96                            $10,978           $10,628        $10,204
3/96                            $11,024           $10,856        $10,256
4/96                            $11,313           $11,174        $10,296
5/96                            $11,416           $10,972        $10,316
6/96                            $11,463           $11,036        $10,322
7/96                            $11,139           $10,716        $10,342
8/96                            $11,393           $10,742        $10,362
9/96                            $11,520           $11,030        $10,395
10/96                           $11,654           $10,920        $10,428
11/96                           $12,084           $11,357        $10,448
12/96                           $12,353           $11,214        $10,448
1/97                            $12,509           $10,824        $10,480
2/97                            $12,641           $11,004        $10,512
3/97                            $12,761           $11,046        $10,544
4/97                            $12,833           $11,108        $10,554
5/97                            $13,242           $11,833        $10,543
6/97                            $13,686           $12,489        $10,554
7/97                            $14,059           $12,693        $10,565
8/97                            $13,518           $11,748        $10,586

TOTAL RETURN:                    35.18%

NOTE - Includes sales charge
NOTE   All currencies are in US Dollars


THE HISTORICAL PERFORMANCE DATA SHOWN PERTAINS ONLY TO THE FUND'S CLASS II SHARES. THE FUND OFFERS OTHER SHARE CLASSES SUBJECT TO DIFFERENT FEES AND EXPENSES, WHICH AFFECT THEIR PERFORMANCE. PLEASE SEE THE PROSPECTUS FOR MORE DETAILS.

*Performance figures represent the change in value of an investment over the periods shown and include all sales charges, assuming reinvestment of dividends and capital gains at net asset value. This was a period of generally rising security prices.

**Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

***Source: U.S. Bureau of Labor Statistics (9/30/97).

  CLASS II
  Periods ended 8/31/97

                                                              SINCE
                                                            INCEPTION
                                             1-YEAR         (5/1/95)
  -------------------------------------------------------------------
  Cumulative Total Return(1)                  18.65%           36.51%

  Average Annual Total Return(2)              16.47%           13.78%

  Value of $10,000 Investment(3)            $11,647          $13,518

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. It includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge applicable to shares redeemed within the first 18 months of investment.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the specified periods and include all sales charges.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

ADVISOR CLASS

Templeton Foreign Fund - Advisor Class produced a cumulative total return of 11.31% for the period from January 2, 1997 (commencement of sales), through August 31, 1997. The price of the Fund's shares increased $1.16, from $10.26 to $11.42 over the same period.

The graph on the following page compares the performance of the Fund's Advisor Class shares over a ten-year period with that of the unmanaged Morgan Stanley Capital International(R) Europe, Australasia, Far East (MSCI EAFE) Index. For periods prior to January 2, 1997, the Fund performance is that of the Fund's Class I shares, excluding the initial sales charge, but including Class I expenses. The MSCI EAFE Index includes approximately 1,000 companies representing the stock markets of 20 countries including Germany, France, Australia, New Zealand, and Japan. The graph also shows the Fund's performance versus the Consumer Price Index (CPI), a commonly used measure of inflation. Please remember that the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no management expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

Past performance is not predictive of future results.

ADVISOR CLASS
Total Return Index Comparison
$10,000 Investment (8/31/87 - 8/31/97)

[LINE GRAPH]

            Templeton Foreign          MSCI EAFE                  CPI
8/87            $10,000                 $10,000                 $10,000
9/87            $ 9,957                 $ 9,844                 $10,049
10/87           $ 7,966                 $ 8,467                 $10,075
11/87           $ 7,772                 $ 8,552                 $10,089
12/87           $ 8,286                 $ 8,808                 $10,088
1/88            $ 8,363                 $ 8,967                 $10,113
2/88            $ 8,716                 $ 9,568                 $10,139
3/88            $ 9,103                 $10,158                 $10,183
4/88            $ 9,189                 $10,307                 $10,235
5/88            $ 9,289                 $ 9,979                 $10,271
6/88            $ 9,322                 $ 9,718                 $10,315
7/88            $ 9,337                 $10,025                 $10,357
8/88            $ 9,122                 $ 9,375                 $10,401
9/88            $ 9,513                 $ 9,787                 $10,472
10/88           $ 9,941                 $10,626                 $10,506
11/88           $10,087                 $11,261                 $10,516
12/88           $10,109                 $11,326                 $10,533
1/89            $10,701                 $11,528                 $10,586
2/89            $10,565                 $11,589                 $10,628
3/89            $10,712                 $11,364                 $10,689
4/89            $11,005                 $11,472                 $10,760
5/89            $10,780                 $10,850                 $10,821
6/89            $10,906                 $10,669                 $10,848
7/89            $11,786                 $12,011                 $10,874
8/89            $11,949                 $11,473                 $10,892
9/89            $12,358                 $11,998                 $10,926
10/89           $11,989                 $11,518                 $10,979
11/89           $12,353                 $12,100                 $11,004
12/89           $13,195                 $12,549                 $11,022
1/90            $13,224                 $12,085                 $11,126
2/90            $13,252                 $11,244                 $11,170
3/90            $13,444                 $10,075                 $11,213
4/90            $13,144                 $ 9,998                 $11,248
5/90            $14,248                 $11,141                 $11,266
6/90            $14,378                 $11,046                 $11,335
7/90            $14,978                 $11,204                 $11,388
8/90            $13,903                 $10,119                 $11,484
9/90            $12,703                 $ 8,712                 $11,562
10/90           $12,912                 $10,072                 $11,641
11/90           $12,816                 $ 9,481                 $11,667
12/90           $12,798                 $ 9,638                 $11,710
1/91            $13,189                 $ 9,953                 $11,781
2/91            $14,092                 $11,023                 $11,798
3/91            $13,799                 $10,364                 $11,816
4/91            $14,031                 $10,468                 $11,833
5/91            $14,257                 $10,581                 $11,867
6/91            $13,628                 $ 9,806                 $11,904
7/91            $14,458                 $10,290                 $11,921
8/91            $14,464                 $10,084                 $11,956
9/91            $14,763                 $10,655                 $12,009
10/91           $14,723                 $10,809                 $12,026
11/91           $14,502                 $10,307                 $12,061
12/91           $15,134                 $10,843                 $12,070
1/92            $15,319                 $10,615                 $12,087
2/92            $15,571                 $10,238                 $12,131
3/92            $15,306                 $ 9,565                 $12,192
4/92            $15,875                 $ 9,612                 $12,210
5/92            $16,768                 $10,259                 $12,227
6/92            $16,464                 $ 9,776                 $12,271
7/92            $16,034                 $ 9,528                 $12,298
8/92            $15,716                 $10,129                 $12,332
9/92            $15,392                 $ 9,932                 $12,367
10/92           $14,856                 $ 9,415                 $12,411
11/92           $14,919                 $ 9,506                 $12,428
12/92           $15,149                 $ 9,558                 $12,420
1/93            $15,412                 $ 9,560                 $12,482
2/93            $15,767                 $ 9,851                 $12,525
3/93            $16,393                 $10,713                 $12,570
4/93            $16,927                 $11,732                 $12,604
5/93            $17,325                 $11,983                 $12,622
6/93            $17,111                 $11,799                 $12,639
7/93            $17,510                 $12,215                 $12,639
8/93            $18,641                 $12,877                 $12,674
9/93            $18,491                 $12,590                 $12,700
10/93           $19,499                 $12,981                 $12,753
11/93           $19,172                 $11,849                 $12,762
12/93           $20,726                 $12,707                 $12,761
1/94            $21,685                 $13,784                 $12,797
2/94            $21,311                 $13,749                 $12,841
3/94            $20,718                 $13,159                 $12,885
4/94            $21,070                 $13,720                 $12,903
5/94            $21,070                 $13,645                 $12,911
6/94            $20,652                 $13,841                 $12,955
7/94            $21,421                 $13,977                 $12,989
8/94            $21,993                 $14,311                 $13,042
9/94            $21,641                 $13,863                 $13,077
10/94           $21,942                 $14,328                 $13,086
11/94           $21,148                 $13,643                 $13,104
12/94           $20,797                 $13,731                 $13,104
1/95            $20,444                 $13,207                 $13,155
2/95            $20,727                 $13,173                 $13,208
3/95            $20,892                 $13,998                 $13,252
4/95            $21,599                 $14,528                 $13,296
5/95            $22,094                 $14,359                 $13,322
6/95            $22,189                 $14,111                 $13,348
7/95            $23,203                 $14,993                 $13,348
8/95            $22,684                 $14,424                 $13,384
9/95            $23,061                 $14,710                 $13,409
10/95           $22,477                 $14,318                 $13,454
11/95           $22,724                 $14,720                 $13,453
12/95           $23,117                 $15,318                 $13,444
1/96            $23,873                 $15,384                 $13,523
2/96            $24,074                 $15,440                 $13,567
3/96            $24,200                 $15,772                 $13,637
4/96            $24,830                 $16,234                 $13,689
5/96            $25,081                 $15,939                 $13,715
6/96            $25,207                 $16,033                 $13,724
7/96            $24,527                 $15,568                 $13,750
8/96            $25,107                 $15,606                 $13,777
9/96            $25,384                 $16,024                 $13,821
10/96           $25,691                 $15,865                 $13,864
11/96           $26,658                 $16,500                 $13,891
12/96           $27,278                 $16,292                 $13,891
1/97            $27,646                 $15,725                 $13,935
2/97            $27,962                 $15,986                 $13,976
3/97            $28,251                 $16,048                 $14,018
4/97            $28,436                 $16,137                 $14,032
5/97            $29,384                 $17,191                 $14,018
6/97            $30,384                 $18,143                 $14,032
7/97            $31,253                 $18,440                 $14,046
8/97            $30,069                 $17,067                 $14,074

THE HISTORICAL PERFORMANCE DATA SHOWN PERTAINS ONLY TO THE FUND'S ADVISOR CLASS SHARES. THE FUND OFFERS OTHER SHARE CLASSES SUBJECT TO DIFFERENT FEES AND EXPENSES, WHICH AFFECT THEIR PERFORMANCE. PLEASE SEE THE PROSPECTUS FOR MORE DETAILS.

*Performance figures represent the change in value of an investment over the periods shown, assuming reinvestment of dividends and capital gains at net asset value. Effective January 2, 1997, the Fund began offering Advisor Class shares to certain eligible investors as described in its prospectus. This share class does not have sales charges or Rule 12b-1 plans. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the Fund's Class I performance, excluding the effect of the Class I maximum initial sales charge, but including the effect of the Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance including the deduction of all fees and expenses applicable only to that class. This was a period of generally rising security prices.

**Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

***Source: U.S. Bureau of Labor Statistics (9/30/97).

Past performance is not predictive of future results.

  ADVISOR CLASS
  Periods ended 8/31/97

                                                                                   SINCE
                                                                                 INCEPTION
                                                1-YEAR     5-YEAR     10-YEAR    (10/5/82)
  ----------------------------------------------------------------------------------------
  Cumulative Total Return(1)                    19.76%     91.32%     200.69%     940.02%

  Average Annual Total Return(1)                19.76%     13.86%      11.64%      17.01%

  Value of $10,000 Investment(2)               $11,976    $19,132     $30,069    $104,002

                                    8/31/93    8/31/94    8/31/95     8/31/96     8/31/97
  ----------------------------------------------------------------------------------------
  One-Year Total Return(3)           18.65%     17.94%      3.14%      10.68%      19.76%

Effective January 2, 1997, the Fund began offering Advisor Class shares to certain eligible investors as described in its prospectus. This share class does not have sales charges or Rule 12b-1 plans. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the Fund's Class I performance, excluding the effect of the Class I maximum initial sales charge, but including the effect of Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance including the deduction of all charges and fees applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was 11.31%.

1. Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the periods indicated.

2. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

3. One-year total return represents the change in value of an investment over the one-year periods ended on the dates indicated.

All calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with the relatively small size and lesser liquidity of these markets. You may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.

TEMPLETON FOREIGN FUND

CLASS I

If you had invested $10,000 in Templeton Foreign Fund - Class I at inception, it would be worth more than $97,000 today. The chart below illustrates the cumulative total return of a hypothetical $10,000 investment in the Fund on October 5, 1982 (inception), with income dividends and capital gains reinvested through August 31, 1997.*

$97,828   Total value of investment 8/31/97

$10,000   Cost of investment 10/5/82

Initial net asset value   $9,423


 Date     Principal       Income  Principal+Incc   Cap Gains  Principal + Cap
10/5/82       $9,423         $0        $67,938           $0       $33,969
12/31/82      $9,823         $0         $9,823           $0        $9,823
12/30/83     $13,168       $193        $13,361          $48       $13,217
12/31/84     $12,603       $491        $13,094         $156       $12,759
12/31/85     $15,489     $1,077        $16,566         $246       $15,735
12/31/86     $18,151     $1,752        $19,903       $1,745       $19,896
12/31/87     $20,436     $2,816        $23,252       $3,754       $24,190
12/30/88     $22,709     $4,156        $26,865       $6,081       $28,790
12/29/89     $27,468     $6,387        $33,854       $9,152       $36,619
12/31/90     $24,700     $7,170        $31,870       $9,842       $34,541
12/31/91     $26,949     $9,249        $36,198      $13,127       $40,077
12/31/92     $25,088     $9,876        $34,964      $14,408       $39,496
12/31/93     $33,333    $14,060        $47,393      $20,156       $53,489
12/30/94     $31,166    $14,231        $45,397      $22,386       $53,552
12/29/95     $32,438    $16,772        $49,211      $26,133       $58,571
12/31/96     $36,608    $21,301        $57,909      $30,994       $67,602
 8/31/97     $40,283    $23,440        $63,722      $34,106       $74,388

          ____ Total Value of Investment with Capital Gains and Dividends
               Reinvested

          ---- Value of Investment with Capital Gains Reinvested

          .... Value of Investment with Dividends Reinvested

*Cumulative total return represents the change in value of an investment over the indicated period. All figures have been restated to reflect the maximum 5.75% initial sales charge; thus actual total return for purchasers of shares during the periods shown may differ. Prior to July 1, 1992, these shares were offered at a higher initial sales charge. On January 1, 1993, the Fund's Class I shares implemented a plan of distribution under Rule 12b-1, which will affect subsequent performance.

All figures assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. This was a period of generally rising securities prices.

The historical data shown above pertain only to Class I shares of the Fund. The Fund offers other share classes, subject to different fees and expenses, which will affect their performance. Please see the prospectus for more details.

Past performance is not predictive of future results.

TEMPLETON FOREIGN FUND
Financial Highlights

                                                                                        CLASS I
                                                            --------------------------------------------------------------
                                                                                 YEAR ENDED AUGUST 31,
                                                      ---------------------------------------------------------------------------
                                                         1997             1996            1995            1994            1993
                                                      ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout the year)
Net asset value, beginning of year.................         $9.97           $9.62          $10.01           $8.74           $7.92
                                                           ----------------------------------------------------------------------
Income from investment operations:
 Net investment income.............................           .32             .27             .23             .14             .14
 Net realized and unrealized gains.................          1.56             .69             .05            1.39            1.21
                                                           ----------------------------------------------------------------------
Total from investment operations...................          1.88             .96             .28            1.53            1.35
                                                           ----------------------------------------------------------------------
Less distributions:
 Dividends from net investment income..............          (.28)           (.25)           (.16)           (.13)           (.19)
 Distributions from net realized gains.............          (.17)           (.36)           (.51)           (.13)           (.34)
                                                           ----------------------------------------------------------------------
Total distributions................................          (.45)           (.61)           (.67)           (.26)           (.53)
                                                           ----------------------------------------------------------------------
Net asset value, end of year.......................        $11.40           $9.97           $9.62          $10.01           $8.74
                                                           ======================================================================
Total return*......................................        19.55%          10.68%           3.14%          17.94%          18.65%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)......................   $14,367,787      $9,602,209      $6,941,238      $5,014,438      $2,667,771
Ratios to average net assets:
 Expenses..........................................         1.08%           1.12%           1.15%           1.14%           1.12%
 Net investment income.............................         3.28%           3.09%           2.81%           1.84%           2.11%
Portfolio turnover rate............................        37.28%          15.91%          21.78%          36.75%          21.29%
Average commission rate paid***....................        $.0005          $.0075              --              --              --

*Total return does not reflect sales commissions.
***Relates to purchases and sales of equity securities. Prior to fiscal year end
   1996 disclosure of average commission rate was not required.
+Per share amounts for years ended prior to August 31, 1994 have been restated to reflect a 3-for-1 stock split effective February 25, 1994.

TEMPLETON FOREIGN FUND
Financial Highlights (continued)

                                                                                                          CLASS II
                                                                                               -------------------------------
                                                                                                    YEAR ENDED AUGUST 31,
                                                                                            -------------------------------------
                                                                                               1997           1996        1995++
                                                                                            -------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year.......................................................        $9.87         $9.59        $9.16
                                                                                                  -------------------------------
Income from investment operations:
 Net investment income...................................................................          .26           .30          .03
 Net realized and unrealized gains.......................................................         1.52           .58          .40
                                                                                                  -------------------------------
Total from investment operations.........................................................         1.78           .88          .43
                                                                                                  -------------------------------
Less distributions:
 Dividends from net investment income....................................................         (.23)         (.24)          --
 Distributions from net realized gains...................................................         (.17)         (.36)          --
                                                                                                  -------------------------------
Total distributions......................................................................         (.40)         (.60)          --
                                                                                                  -------------------------------
Net asset value, end of year.............................................................       $11.25         $9.87        $9.59
                                                                                                  ===============================
Total return*............................................................................       18.65%         9.78%        4.81%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)............................................................   $1,303,639      $527,443      $63,428
Ratios to average net assets:
 Expenses................................................................................        1.83%         1.87%        1.90%**
 Net investment income...................................................................        2.62%         2.63%        1.86%**
Portfolio turnover rate..................................................................       37.28%        15.91%       21.78%
Average commission rate paid***..........................................................       $.0005        $.0075           --

*Total return does not reflect sales commissions or the deferred contingent sales charge and is not annualized.
**Annualized.
***Relates to purchases and sales of equity securities. Prior to fiscal year end
   1996, disclosure of average commission rate was not required.
++For the period May 1, 1995 (effective date) to August 31, 1995.

TEMPLETON FOREIGN FUND
Financial Highlights (continued)

                                                                                                               ADVISOR CLASS
                                                                                                                ------------
                                                                                                                   1997++
                                                                                                              ----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period.......................................................................         $10.26
                                                                                                               -----------
Income from investment operations:
 Net investment income.....................................................................................            .07
 Net realized and unrealized gains.........................................................................           1.09
                                                                                                               -----------
Total from investment operations...........................................................................           1.16
                                                                                                               -----------
Net asset value, end of period.............................................................................         $11.42
                                                                                                               ===========
Total return*..............................................................................................         11.31%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)............................................................................       $139,100
Ratios to average net assets:
 Expenses..................................................................................................           .83%**
 Net investment income.....................................................................................          3.37%**
Portfolio turnover rate....................................................................................         37.28%
Average commission rate paid***............................................................................         $.0005

*Total return is not annualized.
**Annualized.
***Relates to purchases and sales of equity securities.
++For the period January 2 1997, (effective date) to August 31, 1997.
                       See notes to financial statements.

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 1997

                                                                          COUNTRY              SHARES                  VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS 66.5%
AEROSPACE & MILITARY TECH 0.0%
Hong Kong Aircraft Engineering Co. Ltd. .............................    Hong Kong              1,430,600         $     4,707,439
                                                                                                                     ------------
APPLIANCES & HOUSEHOLD DURABLES 1.2%
Chofu Seisaku Co. Ltd. ..............................................      Japan                  452,100               6,920,852
Electrolux AB, B.....................................................      Sweden                 638,000              45,355,066
Email Ltd............................................................    Australia              8,035,676              24,755,516
Fisher & Paykel Ltd..................................................   New Zealand             4,476,971              15,015,618
*Luks Industrial Co. Ltd.............................................    Hong Kong             25,880,000               4,040,880
Sony Corp. ..........................................................      Japan                1,003,800              87,214,729
                                                                                                                     ------------
                                                                                                                      183,302,661
                                                                                                                     ------------
AUTOMOBILES 1.8%
Bayerische Motorenwerke (BMW)........................................     Germany                  13,675               9,740,266
Fiat SpA, di Risp....................................................      Italy                5,103,340               8,458,111
Peugeot SA...........................................................      France                 608,100              68,176,237
Regie Nationale des Usines Renault SA................................      France               2,346,651              59,494,955
Tofas Turk Otomobil Fabrikasi AS, GDR................................      Turkey              50,925,000              13,749,750
Volvo AB, B..........................................................      Sweden               4,616,000             118,367,989
                                                                                                                     ------------
                                                                                                                      277,987,308
                                                                                                                     ------------
BANKING 7.6%
Argentaria Corporacion Bancaria de Espana SA.........................      Spain                1,790,914              88,946,457
Banco Popular Espanol SA.............................................      Spain                  280,154              62,622,010
Bangkok Bank Public Co. Ltd., fgn. ..................................     Thailand             12,332,500              60,959,125
Bank Slaski SA W Katowicach..........................................      Poland                 462,881              34,235,677
Banque Nationale de Paris............................................      France               1,664,626              70,978,587
Cho Hung Bank........................................................   South Korea             2,177,738              10,689,617
Credit Commercial de France..........................................      France                 902,394              44,672,529
Daegu Bank Co. Ltd. .................................................   South Korea               169,963               1,052,735
Deutsche Bank AG.....................................................     Germany               2,700,000             157,468,845
*Grupo Financiero Banamex Accival SA, B..............................      Mexico              15,000,000              40,188,897
HSBC Holdings Plc. ..................................................    Hong Kong              6,363,712             193,797,797
Kookmin Bank.........................................................   South Korea               611,102               9,564,339
Korea Long Term Credit Bank..........................................   South Korea                45,240                 517,156
Krung Thai Bank......................................................     Thailand              9,619,000               6,119,136
National Australia Bank Ltd. ........................................    Australia             10,843,988             150,690,675
National Australia Cap Sec Plc. .....................................    Australia              1,820,553              51,999,545
National Westminster Bank Plc. ......................................  United Kingdom          11,807,470             150,681,143
PT Bank Bali, fgn. ..................................................    Indonesia                485,500                 736,847
Shinhan Bank Co. Ltd. ...............................................   South Korea             1,535,627              15,743,792
Thai Farmers Bank Public Co. Ltd., fgn. .............................     Thailand              9,777,300              28,025,019
Union Bank of Norway, Primary Capital Cert. .........................      Norway                 972,000              29,376,947
                                                                                                                     ------------
                                                                                                                    1,209,066,875
                                                                                                                     ------------
BEVERAGES & TOBACCO 0.0%
*Buenos Aires Embotelladora SA, ADR..................................    Argentina              1,200,000                  12,000
                                                                                                                     ------------
BROADCASTING & PUBLISHING 1.1%
*APT Satellite Holdings Ltd., ADR....................................    Hong Kong              3,000,000              44,625,000
Marieberg Tidnings AB, A.............................................      Sweden                 483,950              12,471,355
News Corp. Ltd.......................................................    Australia             26,613,178             101,554,610
Sing Tao Holdings Ltd. ..............................................    Hong Kong             16,702,500               8,890,614
Wace Group Plc. .....................................................  United Kingdom             960,500                 420,255
                                                                                                                     ------------
                                                                                                                      167,961,834
                                                                                                                     ------------
BUILDING MATERIALS & COMPONENTS 0.7%
Gujarat Ambuja Cements Ltd. .........................................      India                  468,800               3,914,715
+Hepworth Plc. ......................................................  United Kingdom          18,317,180              61,295,721
Keumkang Co. Ltd. ...................................................   South Korea               226,530              11,445,726
Pilkington Plc. .....................................................  United Kingdom           7,074,000              16,679,366

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 1997 (CONT.)

                                                                          COUNTRY              SHARES                  VALUE
COMMON STOCKS AND WARRANTS (CONT.)
BUILDING MATERIALS & COMPONENTS (CONT.)
Siam City Cement, fgn. ..............................................     Thailand              1,457,500         $     4,859,754
Suez Cement Co., GDR 144A............................................      Egypt                  449,000               9,327,975
                                                                                                                     ------------
                                                                                                                      107,523,257
                                                                                                                     ------------
BUSINESS & PUBLIC SERVICES 0.5%
Kardex AG, br. ......................................................   Switzerland                15,000               4,223,081
Lex Service Plc. ....................................................  United Kingdom           5,200,000              37,330,049
*Waste Management International Plc. ................................  United Kingdom           8,015,100              32,666,186
                                                                                                                     ------------
                                                                                                                       74,219,316
                                                                                                                     ------------
CHEMICALS 2.5%
*Beijing Yanhua Petrochemical Company Ltd., ADR......................      China                  977,850              20,534,850
Courtaulds Plc.......................................................  United Kingdom          15,250,000              77,721,645
DSM NV...............................................................   Netherlands             1,095,000             103,169,742
European Vinyls Corp. EVC International NV...........................   Netherlands               450,367              10,303,599
Fauji Fertilizer Co. Ltd. ...........................................     Pakistan              4,309,000               9,580,405
Imperial Chemical Industries Plc. ...................................  United Kingdom           4,331,800              70,091,920
Rhone-Poulenc SA, A..................................................      France               2,041,900              74,896,335
Shanghai Petrochemical Co. Ltd., H...................................      China               61,677,000              25,468,275
                                                                                                                     ------------
                                                                                                                      391,766,771
                                                                                                                     ------------
CONSTRUCTION & HOUSING 0.8%
Daito Trust Construction Co. Ltd. ...................................      Japan                  121,900               1,341,556
Dragados y Construcciones SA.........................................      Spain                1,015,522              19,021,882
Fletcher Challenge Building Ltd. ....................................   New Zealand             5,754,650              16,102,476
Hollandsche Beton Groep NV...........................................   Netherlands             1,564,150              34,630,627
Redland Plc..........................................................  United Kingdom          13,000,000              61,093,195
                                                                                                                     ------------
                                                                                                                      132,189,736
                                                                                                                     ------------
ELECTRICAL & ELECTRONICS 3.4%
ABB AB, A............................................................      Sweden               7,661,610             111,363,438
Alphatec Electronics Pub. Co. Ltd., fgn. ............................     Thailand                558,100                 244,852
G P Batteries International Ltd. ....................................    Singapore              2,532,698               6,870,038
*Gold Peak Industries (Holdings) Ltd., wts. .........................    Hong Kong              2,518,000                 243,693
Gold Peak Industries (Holdings) Ltd. ................................    Hong Kong             14,421,000               8,653,158
Great Wall Electronic International Ltd. ............................    Hong Kong             34,540,800               4,590,880
Hitachi Ltd. ........................................................      Japan               15,565,600             142,969,102
Philips Electronics NV...............................................   Netherlands             3,710,890             264,189,807
Tadiran Ltd., ADR....................................................      Israel                 102,920               3,557,173
                                                                                                                     ------------
                                                                                                                      542,682,141
                                                                                                                     ------------
ELECTRONIC COMPONENTS & INSTRUMENTS 0.3%
BICC.................................................................  United Kingdom          15,948,508              43,548,325
                                                                                                                     ------------
ENERGY EQUIPMENT & SERVICES 0.3%
Koninklijke Pakhoed NV...............................................   Netherlands             1,302,048              44,522,675
                                                                                                                     ------------
ENERGY SOURCES 5.3%
Fletcher Challenge Energy Ltd. ......................................   New Zealand             5,444,150              19,198,566
MOL Magyar Olay-Es Gazipari RT, GDS 144A.............................     Hungary               1,325,000              26,466,875
Norsk Hydro AS.......................................................      Norway               2,207,174             119,542,837
Rao Gazprom, ADR, 144A...............................................      Russia                 249,000               4,836,825
Repsol SA............................................................      Spain                3,811,000             150,519,748
Saga Petroleum AS, A.................................................      Norway               1,828,740              38,640,347
Saga Petroleum AS, B.................................................      Norway                 826,380              15,913,813
Societe Elf Aquitane SA..............................................      France               1,386,000             154,020,283
Total SA, B..........................................................      France               1,124,760             105,361,766
Transportadora de Gas del Sur SA, ADR B..............................    Argentina              2,562,000              30,103,500
YPF Sociedad Anonima.................................................    Argentina              1,475,000              48,122,536
YPF Sociedad Anonima, ADR............................................    Argentina              3,985,300             129,774,857
                                                                                                                     ------------
                                                                                                                      842,501,953
                                                                                                                     ------------

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 1997 (CONT.)

                                                                          COUNTRY              SHARES                  VALUE
COMMON STOCKS AND WARRANTS (CONT.)
FINANCIAL SERVICES 0.9%
Axa-UAP SA...........................................................      France               1,169,514         $    74,512,186
Julius Baer Holdings AG..............................................   Switzerland                20,380              28,757,265
Manhattan Card Co. Ltd. .............................................    Hong Kong              2,734,000               1,005,471
Peregrine Investments Holdings Ltd. .................................    Hong Kong             19,459,000              36,158,410
                                                                                                                     ------------
                                                                                                                      140,433,332
                                                                                                                     ------------
FOOD & HOUSEHOLD PRODUCTS 3.0%
Albert Fisher Group Plc. ............................................  United Kingdom          28,700,255              17,905,975
Burns Philp & Co. Ltd. ..............................................    Australia              8,473,843              14,890,657
C.P. Pokphand Co. Ltd. ..............................................    Hong Kong             77,769,800              25,339,537
Cafe de Coral Holdings Ltd. .........................................    Hong Kong             25,329,100               6,700,388
Chareon Pokphand Feedmill Public Co. Ltd., fgn. .....................     Thailand                714,600               1,630,266
Grupo Embotellador de Mexico SA de CV, GDR...........................      Mexico               1,683,500              25,883,813
Hazlewood Foods Plc. ................................................  United Kingdom           2,743,319               6,001,524
Hillsdown Holdings Plc. .............................................  United Kingdom          26,046,153              68,165,968
McBride Plc. ........................................................  United Kingdom           5,216,200              12,510,292
National Foods Ltd. .................................................    Australia              8,626,000              12,177,166
Northern Foods Plc. .................................................  United Kingdom          15,636,311              55,618,634
Panamerican Beverages Inc., A........................................      Mexico               2,935,400              88,245,463
Pepsi-Gemex SA de CV.................................................      Mexico                 569,700               1,478,790
Tate & Lyle Plc. ....................................................  United Kingdom          10,300,500              68,353,964
Vitasoy International Holdings Ltd. .................................    Hong Kong             15,311,000               7,754,781
Vitro SA.............................................................      Mexico               8,183,320              35,648,233
Vitro SA, ADR........................................................      Mexico               2,263,840              29,146,940
                                                                                                                     ------------
                                                                                                                      477,452,391
                                                                                                                     ------------
FOREST PRODUCTS & PAPER 5.9%
Aracruz Celulose SA, ADR.............................................      Brazil               2,714,950              55,317,106
Asia Pulp & Paper Co. Ltd., ADR......................................    Indonesia              3,032,600              39,234,263
Assidomaen AB........................................................      Sweden               2,138,200              64,872,902
Carter Holt Harvey Ltd. .............................................   New Zealand            20,889,200              43,238,086
Cartiere Burgo SpA...................................................      Italy                6,155,730              35,275,720
Enso OY, A...........................................................     Finland                 634,000               5,534,014
Enso OY, R...........................................................     Finland               6,553,650              57,084,606
Fletcher Challenge Ltd. Forestry Division............................   New Zealand            17,604,547              20,693,899
Fletcher Challenge Ltd. Forestry Division, AUD.......................   New Zealand               331,211                 384,767
Fletcher Challenge Paper Ltd. .......................................   New Zealand            28,052,939              56,632,416
Mayr-Melnhof Karton AG...............................................     Austria                 400,000              23,022,716
Metsa Serla OY, B....................................................     Finland               2,859,000              23,641,993
Mo Och Domsjoe AB, B.................................................      Sweden               2,600,800              85,841,521
Munksjo AB...........................................................      Sweden               1,100,000              11,869,399
Norske Skogindustrier AS, A..........................................      Norway               1,310,350              48,539,919
Portucel Industrial Empresa Product de Celulose SA...................     Portugal              1,068,000               8,016,564
PT Barito Pacific Timber, fgn. ......................................    Indonesia             19,634,000              11,753,912
PT Indah Kiat Pulp & Paper Corp. TBK, fgn. ..........................    Indonesia             84,187,073              32,652,659
*PT Indah Kiat Pulp & Paper Corp., wts. .............................    Indonesia              5,336,742                 404,980
*PT Inti Indorayon Utama, fgn. ......................................    Indonesia             20,000,000               7,082,631
PT Pabrik Kertas Tjiwi Kimia, fgn. ..................................    Indonesia             19,660,766              10,609,520
Sappi Ltd. ..........................................................   South Africa            3,508,900              32,460,036
Stora Kopparbergs Bergslags AB, A....................................      Sweden               2,381,700              37,793,244
Stora Kopparbergs Bergslags AB, B....................................      Sweden               2,348,100              36,663,912
Svenska Cellulosa AB, B..............................................      Sweden               1,762,656              39,046,319
Unipapel SA..........................................................      Spain                  167,900               3,651,676
UPM-Kymmene Corp. ...................................................     Finland               6,067,834             142,502,331
                                                                                                                     ------------
                                                                                                                      933,821,111
                                                                                                                     ------------
HEALTH & PERSONAL CARE 0.0%
Nycomed ASA, B.......................................................      Norway                 398,100               7,267,027
                                                                                                                     ------------

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 1997 (CONT.)

                                                                          COUNTRY              SHARES                  VALUE
COMMON STOCKS AND WARRANTS (CONT.)
INDUSTRIAL COMPONENTS 2.2%
BTR Plc. ............................................................  United Kingdom          33,566,200         $   118,579,650
*Graenges AB.........................................................      Sweden                 450,000               6,740,803
Sandvik AB, A........................................................      Sweden               1,363,000              40,920,799
Sandvik AB, B........................................................      Sweden               2,395,000              72,816,221
SKF AB, B............................................................      Sweden               3,150,000              85,174,042
Yamato Kogyo Co. Ltd. ...............................................      Japan                2,612,000              22,694,249
                                                                                                                     ------------
                                                                                                                      346,925,764
                                                                                                                     ------------
INSURANCE 0.7%
*Baloise-Holding.....................................................   Switzerland                30,208              78,551,964
HiH Winterthur International Holdings Ltd. ..........................    Australia              6,248,600              14,977,381
*Ste Centrale Du Groupe Des Asurances Nationales.....................      France                 880,009              20,282,714
                                                                                                                     ------------
                                                                                                                      113,812,059
                                                                                                                     ------------
LEISURE & TOURISM 0.1%
Grand Hotel Holdings Ltd. ...........................................    Hong Kong             20,286,000               7,918,595
Harbour Centre Development Ltd. .....................................    Hong Kong              6,902,000              10,643,125
                                                                                                                     ------------
                                                                                                                       18,561,720
                                                                                                                     ------------
MACHINERY & ENGINEERING 0.6%
New Holland NV.......................................................   Netherlands             2,517,670              67,662,381
Van Der Horst Ltd. ..................................................    Singapore              2,900,000               4,163,414
Vickers Plc. ........................................................  United Kingdom           7,796,000              25,014,309
                                                                                                                     ------------
                                                                                                                       96,840,104
                                                                                                                     ------------
MERCHANDISING 2.3%
Coles Myer Ltd., A...................................................    Australia              4,855,771              22,631,560
Dairy Farm International Holdings Ltd. ..............................    Hong Kong             56,773,759              47,689,958
Kwik Save Group Plc. ................................................  United Kingdom           6,050,119              31,618,781
*Lojas Americanas SA, ADR............................................      Brazil                 197,000               2,598,992
Sa des Galeries Lafayette............................................      France                  18,097               6,584,302
Safeway Plc. ........................................................  United Kingdom          11,603,978              70,516,323
+Somerfield Plc. ....................................................  United Kingdom          19,110,000              60,232,624
Storehouse Plc. .....................................................  United Kingdom           6,700,000              24,754,898
+W.H. Smith Group....................................................  United Kingdom          14,822,300              90,794,364
*Yaohan Hongkong Corp. Ltd. .........................................    Hong Kong             10,000,000                 619,395
                                                                                                                     ------------
                                                                                                                      358,041,197
                                                                                                                     ------------
METALS & MINING 4.6%
Alcan Aluminum Ltd. .................................................      Canada               3,009,410             105,129,387
Alcan Aluminum Ltd., USD ............................................      Canada                 500,000              17,468,750
Anglo American Platinum Corp. .......................................   South Africa              829,864              14,106,715
British Steel Plc. ..................................................  United Kingdom          60,130,800             168,575,547
Companhia Siderurgica Nacional ADR...................................      Brazil               1,074,275              36,416,102
Elkem AS.............................................................      Norway               1,524,000              27,106,196
Eramet SA............................................................      France                 144,432               6,966,938
Grupo Mexico SA de CV, B.............................................      Mexico               5,013,700              19,714,626
Maanshan Iron & Steel Co. Ltd., H....................................      China              180,614,000              57,101,013
Outokumpu OY, A......................................................     Finland               1,114,600              17,717,097
Pechiney SA, A.......................................................      France               1,736,105              74,998,181
Pohang Iron & Steel Co. Ltd. ........................................   South Korea               613,221              53,602,480
RGC Ltd. ............................................................    Australia              1,797,028               5,086,876
South African Iron & Steel Industrial Corp. Ltd. ....................   South Africa           44,417,900              27,361,767
Trelleborg AB, B.....................................................      Sweden               1,052,084              16,160,429
*Union Miniere NPV...................................................     Belgium                 500,000              41,395,505
Vale do Rio Doce, ADR................................................      Brazil               1,500,000              34,906,093
                                                                                                                     ------------
                                                                                                                      723,813,702
                                                                                                                     ------------

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 1997 (CONT.)

                                                                          COUNTRY              SHARES                  VALUE
COMMON STOCKS AND WARRANTS (CONT.)
MISC MATERIALS & COMMODITIES 0.3%
De Beers Consolidated Mines Ltd. ....................................   South Africa              929,800         $    29,629,138
De Beers, centenary linked units, ADR................................   South Africa              575,000              18,435,937
                                                                                                                     ------------
                                                                                                                       48,065,075
                                                                                                                     ------------
MULTI-INDUSTRY 3.9%
Alfa SA de CV, A.....................................................      Mexico               3,819,300              29,790,736
Alfa SA de CV, A 144A................................................      Mexico               3,323,000              25,919,571
Cheung Kong Holdings Ltd. ...........................................    Hong Kong              8,486,000              89,793,148
+Harrisons & Crosfield Plc. .........................................  United Kingdom          36,000,000              64,463,855
Hicom Holdings BHD...................................................     Malaysia             17,724,600              24,006,641
Inchcape Plc. .......................................................  United Kingdom          10,202,123              45,878,059
Jardine Matheson Holdings Ltd. (Singapore)...........................    Hong Kong             16,068,996             112,482,972
Jardine Strategic Holdings Ltd. (Singapore)..........................    Hong Kong             11,430,649              42,293,401
Marine Wendel........................................................      France                 329,293              33,719,707
Murray & Roberts Hldgs. Ltd. ........................................   South Africa            7,755,900              20,747,425
Pacific Dunlop Ltd. .................................................    Australia             14,683,395              37,785,926
PT Bimantara Citra, fgn. ............................................    Indonesia              9,573,000               8,555,970
Saha Union Public Co. Ltd., fgn. ....................................     Thailand                689,000                 403,042
Swire Pacific Ltd., A................................................    Hong Kong              6,780,400              51,840,596
Swire Pacific Ltd., B................................................    Hong Kong             22,805,700              32,812,898
                                                                                                                     ------------
                                                                                                                      620,493,947
                                                                                                                     ------------
REAL ESTATE 0.8%
+Bail Investissement.................................................      France                 164,380              20,350,624
Hang Lung Development Co. Ltd. ......................................    Hong Kong             23,875,000              43,131,815
Hon Kwok Land Investment Co. Ltd. ...................................    Hong Kong             24,870,000              10,189,335
New Asia Realty and Trust Co. Ltd., A................................    Hong Kong                149,000                 546,048
PT Jaya Properties, fgn. ............................................    Indonesia              3,615,000               2,438,449
Ryoden Development Ltd. .............................................    Hong Kong             20,000,000              11,291,051
Union du Credit Bail Immobilier Unibail..............................      France                 150,000              14,372,263
Wereldhave NV........................................................   Netherlands               348,040              21,233,437
                                                                                                                     ------------
                                                                                                                      123,553,022
                                                                                                                     ------------
RECREATION & OTHER CONSUMER GOODS 0.8%
Fila Holding SpA, ADR................................................      Italy                  395,400              12,084,413
Nintendo Co. Ltd. ...................................................      Japan                1,107,700              90,742,491
Yue Yuen Industrial (Holdings) Ltd. .................................    Hong Kong              8,656,400              19,492,120
                                                                                                                     ------------
                                                                                                                      122,319,024
                                                                                                                     ------------
TELECOMMUNICATIONS 6.5%
Asia Satellite Telecommunications Hldgs, Ltd., ADR...................    Hong Kong                425,000              12,218,750
*Asia Satellite Telecommunications Hldgs. Ltd. ......................    Hong Kong              1,526,500               4,254,778
British Telecommunications Plc. .....................................  United Kingdom          26,500,000             171,559,254
Cpt-Telefonica del Peru SA, B........................................       Peru               10,829,856              25,304,355
Cpt-Telefonica del Peru SA, ADR B....................................       Peru                  929,200              21,720,050
*Digital Telecommunications Philippines Inc. ........................   Philippines            16,732,300               1,259,480
Hong Kong Telecommunications Ltd. ...................................    Hong Kong             17,183,100              36,142,271
*Seat SpA............................................................      Italy                1,315,500                 488,884
*Seat SpA, di Risp...................................................      Italy               15,686,500               3,824,220
Tele Danmark AS, B...................................................     Denmark               1,454,100              76,129,783
Telecom Argentina Stet France SA, ADR................................    Argentina              2,664,800              73,615,100
Telecom Italia SpA...................................................      Italy               47,200,275             165,466,313
*Telecomunicacoes de Minas Gerais SA.................................      Brazil             107,799,994              16,789,738
Telefonica de Argentina SA, B, ADR...................................    Argentina              1,355,000              47,001,563
Telefonica de Espana SA..............................................      Spain                7,031,700             182,228,152
Telmex-Telefonos de Mexico SA, L.....................................      Mexico              13,623,481              31,266,432
Telmex-Telefonos de Mexico SA, L, ADR................................      Mexico               3,600,200             165,159,175
                                                                                                                     ------------
                                                                                                                    1,034,428,298
                                                                                                                     ------------
TEXTILES & APPAREL 0.2%
Ceramico Corp. Ltd. .................................................   New Zealand             2,000,000               2,044,323
Courtaulds Textiles Plc. ............................................  United Kingdom           1,330,250               7,081,416

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 1997 (CONT.)

                                                                          COUNTRY              SHARES                  VALUE
COMMON STOCKS AND WARRANTS (CONT.)
TEXTILES & APPAREL (CONT.)
Daehan Synthetic Fiber Co. Ltd. .....................................   South Korea                21,740         $     1,854,825
Dawson International Plc. ...........................................  United Kingdom           2,218,000               2,695,717
Fountain Set Holdings Ltd. ..........................................    Hong Kong              5,657,000               1,292,069
PT Indorama Synthetics, fgn. ........................................    Indonesia             21,600,000              11,655,987
Tae Kwang Industrial Co. Ltd.........................................   South Korea                15,760               6,461,163
                                                                                                                     ------------
                                                                                                                       33,085,500
                                                                                                                     ------------
TRANSPORTATION 1.8%
Air New Zealand Ltd., B..............................................   New Zealand            10,255,000              27,712,498
Cathay Pacific Airways Ltd...........................................    Hong Kong             40,060,000              65,392,477
Great Eastern Shipping Co. Ltd.......................................      India                4,000,000               4,669,688
Great Eastern Shipping Co. Ltd., GDR.................................      India                  543,000               3,393,750
Great Eastern Shipping Co. Ltd., GDR 144A............................      India                  652,500               4,078,125
IMC Holdings Ltd. ...................................................    Hong Kong             11,982,000               5,720,808
Koninklijke Nedlloyd NV..............................................   Netherlands                99,250               2,939,656
*Korean Air..........................................................   South Korea               156,776               2,362,497
Kvaerner Industrier AS, A............................................      Norway                 600,000              31,934,953
Malaysian International Shipping Corp. Bhd., fgn. ...................     Malaysia              3,936,000               8,077,298
Orient Overseas International Ltd. ..................................    Hong Kong             13,936,000               9,441,125
Qantas Airways Ltd., ADR, 144A.......................................    Australia                481,700              10,510,694
Shun Tak Holdings....................................................    Hong Kong             45,666,000              25,780,857
Singapore Airlines Ltd., fgn. .......................................    Singapore              5,595,000              40,717,830
*Stena Line AB, B free...............................................      Sweden               2,000,000               8,403,788
Transport Development Group Plc. ....................................  United Kingdom           1,000,000               2,698,148
Transportacion Maritima Mexicana SA de CV, A, ADR....................      Mexico                 831,300               4,312,369
Transportacion Maritima Mexicana SA de CV, L, ADR....................      Mexico                 789,400               5,525,800
Vosper Thornycroft Holdings Plc......................................  United Kingdom           1,200,000              15,459,657
                                                                                                                     ------------
                                                                                                                      279,132,018
                                                                                                                     ------------
UTILITIES ELECTRICAL & GAS 6.3%
BG Plc...............................................................  United Kingdom          46,774,000             204,653,778
British Energy Ltd. .................................................  United Kingdom           4,749,615              13,200,003
British Energy Ltd., 144A............................................  United Kingdom          11,050,385              30,710,934
*Centrica Plc........................................................  United Kingdom          43,774,000              62,955,849
*CEZ.................................................................  Czech Republic           1,107,563              34,405,253
Electrabel SA........................................................     Belgium                 220,000              43,158,672
Hong Kong Electric Holdings Ltd. ....................................    Hong Kong             14,684,400              51,351,344
Iberdrola SA.........................................................      Spain               10,331,215             115,905,902
Korea Electric Power Corp. ..........................................   South Korea             3,945,350             103,169,263
Mosenergo............................................................      Russia              26,500,000              40,810,000
Mosenergo, ADR, 144A.................................................      Russia                 450,000              20,767,500
National Grid Holdings Plc. .........................................  United Kingdom          20,000,000              86,211,088
Shandong Huaneng Power...............................................      China                3,000,000              35,812,500
Thames Water Group Plc. .............................................  United Kingdom          11,500,000             147,689,154
                                                                                                                     ------------
                                                                                                                      990,801,240
                                                                                                                     ------------
WHOLESALE & INTERNATIONAL TRADE 0.1%
Inchcape Bhd., fgn. .................................................    Singapore              1,989,100               6,645,686
Sime Darby Hongkong Ltd. ............................................    Hong Kong             10,435,400              11,311,357
                                                                                                                     ------------
                                                                                                                       17,957,043
                                                                                                                     ------------
TOTAL COMMON STOCKS AND WARRANTS (COST $9,036,897,779)...............                                              10,508,795,865
                                                                                                                     ------------
PREFERRED STOCKS 3.5%
*Aracruz Celulose SA, pfd., ADR......................................      Brazil                  35,050                 714,144
Banco Bradesco SA, pfd. .............................................      Brazil           6,538,700,000              64,698,085
*Bank Austria AG, new, pfd., 144A....................................     Austria                 400,000              15,086,020
Ballast Nedam NV, ctf., conv., pfd. .................................   Netherlands               205,798              10,226,616
Embotelladora Andina SA, A, pfd., ADR................................      Chile                1,265,950              31,094,897
Embotelladora Andina SA, B, pfd., ADR................................      Chile                1,265,950              29,275,094
Fiat SpA, pfd. ......................................................      Italy               41,470,600              64,409,859

TEMPLETON FOREIGN FUND
STATEMENT OF INVESTMENTS, AUGUST 31, 1997 (CONT.)

                                                                          COUNTRY              SHARES                  VALUE
---------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS (CONT.)
Jardine Strategic Holdings Ltd., conv., 7.50%, 5/7/49................    Hong Kong              9,900,000         $    12,028,500
Krones AG Herman Kronseder Maschinen Fabrik, pfd. ...................     Germany                  30,000              11,647,743
Petrobras-Petroleo Brasileiro SA, pfd. ..............................      Brazil              28,211,000               6,900,904
Telebras-Telecomunicacoes Brasileiras SA, pfd., ADR..................      Brazil               1,100,000             129,800,000
Telecomunicacoes Brasileiras SA (Telebras), pfd. ....................      Brazil             572,200,000              67,363,903
Usinas Siderurgicas De Minas Gerais SA, pfd., reg. ..................      Brazil               4,000,000              40,677,966
Volkswagen AG, pfd. .................................................     Germany                 123,000              65,604,542
                                                                                                                     ------------
TOTAL PREFERRED STOCKS (COST $349,376,030)...........................                                                 549,528,273
                                                                                                                     ------------

                                                                                             PRINCIPAL
                                                                                              AMOUNT**
                                                                                           --------------
BONDS 9.2%
U.S. TREASURY NOTES
  6.00%, 5/31/98.....................................................  United States       $  100,000,000             100,218,800
  6.00%, 10/15/99....................................................  United States          103,000,000             103,193,228
  6.125%, 5/15/98....................................................  United States          100,000,000             100,312,600
  6.375%, 1/15/00....................................................  United States          103,000,000             103,901,353
  6.375%, 7/15/99....................................................  United States          102,500,000             103,332,915
  7.25%, 2/15/98.....................................................  United States          100,000,000             100,718,800
  7.875%, 4/15/98....................................................  United States          100,000,000             101,375,100
  9.00%, 5/15/98.....................................................  United States          100,000,000             102,250,100
  6.125%, 3/31/98....................................................  United States          200,000,000             200,687,600
                                                                                                                  ---------------
                                                                                                                    1,015,990,496
                                                                                                                  ---------------
U.S. TREASURY BONDS
  14.00%, 11/15/11...................................................  United States           97,000,000             147,106,611
  6.25%, 8/15/23.....................................................  United States          155,303,000             147,004,074
  7.875%, 2/15/21....................................................  United States          128,500,000             146,249,191
                                                                                                                  ---------------
                                                                                                                      440,359,876
                                                                                                                  ---------------
TOTAL BONDS (COST $1,458,211,816)....................................                                               1,456,350,372
                                                                                                                  ---------------
SHORT TERM OBLIGATIONS 20.9%
Federal Home Loan Bank, 5.34%, 10/24/97..............................  United States           50,000,000              49,608,550
Federal Home Loan Mortgage Corp., 5.34% to 5.38%, with maturities to
  11/18/97...........................................................  United States          357,950,000             355,150,152
Federal National Mortgage Assn., 5.37%, with maturities to
  11/21/97...........................................................  United States          137,000,000             135,469,204
U S Treasury Bills, 4.90% to 5.16%, with maturities to 11/28/97......  United States        2,793,540,000           2,778,022,748
                                                                                                                  ---------------
TOTAL SHORT TERM OBLIGATIONS (COST $3,317,217,816)...................                                               3,318,250,654
                                                                                                                  ---------------
TOTAL INVESTMENTS 100.1% (COST $14,161,703,441)......................                                              15,832,925,164
LIABILITIES IN EXCESS OF OTHER ASSETS (0.1%).........................                                                 (22,398,746)
                                                                                                                  ---------------
TOTAL NET ASSETS 100.0%..............................................                                             $15,810,526,418
                                                                                                                  ===============

*Non-income producing.
**Securities traded in U.S. dollars.
+The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in affiliated companies at August 31, 1997 were $297,137,188.
                       See notes to financial statements.

TEMPLETON FOREIGN FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1997

Assets:
 Investments in securities, at value (identified cost $14,161,703,441)........................  $15,832,925,164
 Cash.........................................................................................       12,978,347
 Receivables:
  Investment securities sold..................................................................       43,717,344
  Capital shares sold.........................................................................       64,344,166
  Dividends and interest......................................................................       79,365,164
                                                                                                ---------------
     Total assets.............................................................................   16,033,330,185
                                                                                                ---------------
Liabilities:
 Payables:
  Investment securities purchased.............................................................      175,323,390
  Capital shares redeemed.....................................................................       28,007,222
 Accrued expenses.............................................................................       19,473,155
                                                                                                ---------------
     Total liabilities........................................................................      222,803,767
                                                                                                ---------------
      Net assets, at value....................................................................  $15,810,526,418
                                                                                                ===============
Net assets consist of:
 Undistributed net investment income..........................................................  $   340,933,341
 Net unrealized appreciation..................................................................    1,671,221,723
 Accumulated net realized gain................................................................      951,283,810
 Capital shares...............................................................................   12,847,087,544
                                                                                                ---------------
      Net assets, at value....................................................................  $15,810,526,418
                                                                                                ===============
CLASS I
 Net asset value per share ($14,367,787,431 / 1,260,938,447 shares outstanding)...............           $11.40
                                                                                                ===============
 Maximum offering price ($11.40 / 94.25%).....................................................           $12.10
                                                                                                ===============
CLASS II
 Net asset value per share ($1,303,638,613 / 115,856,385 shares outstanding)..................           $11.25
                                                                                                ===============
 Maximum offering price ($11.25 / 99.00%).....................................................           $11.36
                                                                                                ===============
ADVISOR CLASS
 Net asset value and offering price per share ($139,100,374 / 12,182,692 shares
   outstanding)...............................................................................           $11.42
                                                                                                ===============

                       See notes to financial statements.

TEMPLETON FOREIGN FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 1997

Investment income:
(net of $36,406,764 foreign taxes withheld)
 Dividends.......................................................................   $350,195,802
 Interest........................................................................    219,542,877
                                                                                    ------------
     Total investment income.....................................................                   $  569,738,679
Expenses:
 Management fees (Note 3)........................................................     79,502,378
 Administrative fees (Note 3)....................................................     10,173,083
 Distribution Fees (Note 3)
  Class I........................................................................     30,313,892
  Class II.......................................................................      8,892,845
 Transfer agent fees (Note 3)....................................................      9,038,300
 Custodian fees..................................................................      5,619,000
 Reports to shareholders.........................................................      2,346,531
 Professional fees (Note 3)......................................................         61,200
 Registration and filing fees....................................................      1,168,800
 Directors' fees and expenses....................................................        108,300
 Other...........................................................................         88,801
                                                                                    ------------
     Total expenses..............................................................                      147,313,130
                                                                                                      ------------
      Net investment income......................................................                      422,425,549
                                                                                                      ------------
Realized and unrealized gain (loss):
 Net realized gain (loss) from:
  Investments....................................................................    962,782,281
  Foreign currency transactions..................................................     (3,153,880)
                                                                                    ------------
 Net realized gain...............................................................                      959,628,401
 Net unrealized appreciation on investments......................................                      828,449,706
                                                                                                      ------------
Net realized and unrealized gain.................................................                    1,788,078,107
                                                                                                      ------------
Net increase in net assets resulting from operations.............................                   $2,210,503,656
                                                                                                      ============

                       See notes to financial statements.

TEMPLETON FOREIGN FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED AUGUST 31, 1997 AND 1996

                                                                                   1997                  1996
                                                                              -------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income...................................................... $   422,425,549       $   259,023,848
  Net realized gain on investment and foreign currency transactions..........     959,628,401           261,925,623
  Net unrealized appreciation on investments.................................     828,449,706           309,726,009
                                                                              -------------------------------------
      Net increase in net assets resulting from operations...................   2,210,503,656           830,675,480
 Distributions to shareholders:
  From net investment income
   Class I...................................................................    (277,426,851)         (185,409,586)
   Class II..................................................................     (13,861,585)           (2,866,694)
  From net realized gain
   Class I...................................................................    (174,274,273)         (267,921,946)
   Class II..................................................................     (10,429,068)           (4,593,277)
 Capital share transactions (Note 2)
   Class I...................................................................   3,139,139,968         2,308,641,984
   Class II..................................................................     665,437,465           446,460,741
   Advisor Class.............................................................     141,784,663                    --
                                                                              -------------------------------------
      Net increase in net assets.............................................   5,680,873,975         3,124,986,702
Net assets:
 Beginning of year...........................................................  10,129,652,443         7,004,665,741
                                                                              -------------------------------------
 End of year................................................................. $15,810,526,418       $10,129,652,443
                                                                              =====================================
Undistributed net investment income included in net assets:
 Beginning of year........................................................... $   209,796,228       $   139,048,660
                                                                              =====================================
 End of year................................................................. $   340,933,341       $   209,796,228
                                                                              =====================================

                       See notes to financial statements.

TEMPLETON FOREIGN FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Foreign Fund (the Fund) is a separate diversified series of Templeton Funds, Inc. (the Company) which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments of any nation. The following summarizes the Fund's significant accounting policies.

a. SECURITIES VALUATIONS:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included with the net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2.  CAPITAL SHARES

The Fund offers three classes of shares: Class I, Class II and Advisor Class shares. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

TEMPLETON FOREIGN FUND
Notes to Financial Statements (cont.)

2.  CAPITAL SHARES (CONT.)
At August 31, 1997, there were 3.2 billion shares of capital stock authorized ($1.00 par value) of which 2.0 billion shares have been classified as Fund shares as follows: 1.5 billion Class I shares, 300 million Class II shares and 200 million Advisor Class shares. Transactions in the Fund's shares were as follows:

                                                                                   YEAR ENDED AUGUST 31,
                                                          -----------------------------------------------------------------------
                                                                       1997                                    1996
                                                          -----------------------------------------------------------------------
                     CLASS I SHARES:                         SHARES           AMOUNT                 SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold..............................................  492,650,269    $ 5,300,198,785          351,052,593    $ 3,372,527,051
Shares issued on reinvestment of distributions...........   38,938,243        386,869,780           42,603,776        387,492,970
Shares redeemed.......................................... (234,044,276)    (2,547,928,597)        (151,516,955)    (1,451,378,037)
                                                          -----------------------------------------------------------------------
Net increase.............................................  297,544,236    $ 3,139,139,968          242,139,414    $ 2,308,641,984
                                                          =======================================================================

                    CLASS II SHARES:                         SHARES           AMOUNT                 SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold..............................................   67,411,120    $   721,149,292           48,025,414    $   458,405,634
Shares issued on reinvestment of distributions...........    1,728,829         17,020,675              580,233          5,247,258
Shares redeemed..........................................   (6,707,008)       (72,732,502)          (1,794,465)       (17,192,151)
                                                          -----------------------------------------------------------------------
Net increase.............................................   62,432,941    $   665,437,465           46,811,182    $   446,460,741
                                                          =======================================================================

                                                                   PERIOD ENDED
                                                                 AUGUST 31, 1997*
                                                          -------------------------------
                  ADVISOR CLASS SHARES:                      SHARES           AMOUNT
-----------------------------------------------------------------------------------------
Shares sold..............................................   12,681,374    $   147,529,611
Shares redeemed..........................................     (498,682)        (5,744,948)
                                                          -------------------------------
Net increase.............................................   12,182,692    $   141,784,663
                                                          ===============================
*Effective date of Advisor Class Shares was January 2, 1997.

3.  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also directors or officers of Templeton Global Advisors Ltd. (TGAL), Franklin Templeton Services, Inc. (FT Services), Franklin Templeton Distributors, Inc. (Distributors), and Franklin Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

        ANNUALIZED
         FEE RATE                   AVERAGE DAILY NET ASSETS
        ------------------------------------------------------------------
        0.75%         First $200 million
        0.675%        Over $200 million, up to and including $1.3 billion
        0.60%         Over $1.3 billion

The Fund pays its allocated share of an administrative fee to FT Services based on the Company's aggregate average daily net assets as follows:

        ANNUALIZED
         FEE RATE                   AVERAGE DAILY NET ASSETS
        ------------------------------------------------------------------
        0.15%         First $200 million
        0.135%        Over $200 million, up to and including $700 million
        0.10%         Over $700 million, up to and including $1.2 billion
        0.075%        Over $1.2 billion

The Fund reimburses Distributors up to 0.25% and 1.00% per year of its average daily net assets of Class I and Class II shares, respectively, for costs incurred in marketing the Fund's shares. Under the Class I distribution plan, costs exceeding the maximum may be reimbursed in subsequent periods. At August 31, 1997, unreimbursed costs were $2,253,047.

TEMPLETON FOREIGN FUND
Notes to Financial Statements (cont.)

3.  TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES  (CONT.)
Distributors received net commissions from the sale of Fund shares, and received contingent deferred sales charges for the period of $1,528,144 and $372,630, respectively.

During the year ended August 31, 1997, legal fees of $5,125 were paid to a law firm in which an officer of the Fund is a partner.

4.  INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1997 aggregated $6,425,514,486 and $3,698,170,524, respectively.

5.  INCOME TAXES

At August 31, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes of $14,161,709,148 was as follows:

        Unrealized appreciation.......................  $2,162,078,186
        Unrealized depreciation.......................    (490,862,170)
                                                        --------------
        Net unrealized appreciation...................  $1,671,216,016
                                                        ==============

TEMPLETON FOREIGN FUND
Independent Auditor's Report

THE BOARD OF DIRECTORS AND SHAREHOLDERS
TEMPLETON FOREIGN FUND

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Foreign Fund series of Templeton Funds, Inc. as of August 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Foreign Fund series of Templeton Funds, Inc. as of August 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

[McGladrey & Pullen, LLP Signature]

New York, New York
September 26, 1997

TEMPLETON FOREIGN FUND
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $866,700,000 as a capital gain dividend for the fiscal year ended August 31, 1997.

LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Fund Information, toll free, at 1-800/DIAL BEN (1-800/342-5236). Please read the prospectus carefully before you invest or send money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH

Franklin Global Health Care Fund
Franklin Templeton Japan Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global
 Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME

Franklin Global Utilities Fund
Franklin Templeton German
 Government Bond Fund
Franklin Templeton Global
 Currency Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME

Franklin Global Government
 Income Fund
Franklin Templeton Hard
 Currency Fund
Franklin Templeton High Income
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH

Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund
Mutual Discovery Fund

GROWTH AND INCOME

Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.

Fund Allocator Series

Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME

Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

For Corporations

Franklin Corporate Qualified
 Dividend Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME

Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME

Alabama
Arizona*
Arkansas**
California*
Colorado
Connecticut
Florida*
Georgia
Hawaii**
Indiana
Kentucky
Louisiana
Maryland
Massachusetts***
Michigan*
Minnesota***
Missouri
New Jersey
New York*
North Carolina
Ohio***
Oregon
Pennsylvania
Tennessee**
Texas
Virginia
Washington**

VARIABLE ANNUITIES+

Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)

*Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).
**The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.
***Portfolio of insured municipal securities.
+Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC.

                                                                  09/97.1

                       This page intentionally left blank

                       This page intentionally left blank

LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Fund Information, toll free, at 1-800/DIAL BEN (1-800/342-5236). Please read the prospectus carefully before you invest or send money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Franklin Templeton Japan Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global
 Real Estate Fund
Templeton Global Smaller
 Companies Fund
Templeton Greater
 European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Franklin Templeton German
 Government Bond Fund
Franklin Templeton Global
 Currency Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Hard
 Currency Fund
Franklin Templeton High Income
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund
Mutual Discovery Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.

Fund Allocator Series
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

For Corporations
Franklin Corporate Qualified
 Dividend Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME
Alabama
Arizona*
Arkansas**
California*
Colorado
Connecticut
Florida*
Georgia
Hawaii**
Indiana
Kentucky
Louisiana
Maryland
Massachusetts***
Michigan*
Minnesota***
Missouri
New Jersey
New York*
North Carolina
Ohio***
Oregon
Pennsylvania
Tennessee**
Texas
Virginia
Washington**

VARIABLE ANNUITIES+
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)

*Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

**The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

***Portfolio of insured municipal securities.

+Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC.

                                                                         09/97.1

PRINCIPAL UNDERWRITER
Franklin/Templeton Distributors, Inc.
777 Mariners Island Blvd.
San Mateo, California 94404-1585

SHAREHOLDER SERVICES
1-800/632-2301

FUND INFORMATION
1-800/342-5236

This report must be preceded or accompanied by the current prospectus for the Templeton Foreign Fund, which contains more complete information including risk factors, charges and expenses. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the Investment Manager, which will not always be profitable or wise. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

104 A97 10/97
TL104 A97                                       [LOGO] Printed on recycled paper